UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 7, 2006

(Date of earliest event reported): April 3, 2006

DUKE POWER COMPANY LLC

(formerly Duke Energy Corporation)

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-4928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 below is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 3, 2006, in connection with the transactions described in Item 8.01 below, the registrant transferred to its parent, Duke Energy Corporation (“Duke Energy,” formerly known as Duke Energy Holding Corp.) all of its membership interests in its wholly-owned subsidiary Duke Capital LLC (“Duke Capital”), including the operations of Duke Energy Merchants, LLC and Duke Energy Merchant Finance, LLC, which the registrant transferred to Duke Capital on April 1, 2006.

Item 3.03 Material Modification to Rights of Security Holders.

The registrant (formerly known as Duke Energy Corporation) entered into the Fifteenth Supplemental Indenture, dated as of April 3, 2006, among the registrant, Duke Energy and JPMorgan Chase Bank, N.A. (as successor to Guaranty Trust Company of New York), as trustee (the “Trustee”), supplementing the Senior Indenture, dated as of September 1, 1998, between the registrant and the Trustee, as supplemented to the date hereof (as so supplemented, the “Senior Indenture”). The Fifteenth Supplemental Indenture provides for a guarantee by Duke Energy of the registrant’s obligations under the following outstanding series of notes issued pursuant to the Senior Indenture: (i) Series A 6% Senior Notes due 2028; (ii) Series B 5 3/8% Senior Notes due 2009; (iii) Series D 7 3/8% Senior Notes due 2010; (iv) 6.25% Senior Notes due 2012; (v) 6.60% Insured Quarterly Senior Notes due 2022; (vi) 6.45% Senior Notes due 2032; (vii) 4.611% Senior Notes due 2007; (viii) 5.625% Senior Notes due 2012; (ix) 1 3/4% Convertible Senior Notes due 2023 (the “Convertible Notes”); and (x) 4.20% Senior Notes due 2008.

The registrant also entered into Amendment No. 1 to the Twelfth Supplemental Indenture, dated as of April 1, 2006 (“Amendment No. 1”), among the registrant, Duke Energy and the Trustee, which amends the Twelfth Supplemental Indenture, dated as of May 7, 2003, between the registrant and the Trustee, pursuant to which the Convertible Notes were issued. In accordance with the terms of the Twelfth Supplemental Indenture, Amendment No. 1 sets forth the terms pursuant to which the Convertible Notes may be converted into shares of common stock of Duke Energy as a result of the transactions described under Item 8.01 hereto.

Item 8.01. Other Events.

On April 3, 2006, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 8, 2005, as amended, by and among the registrant, Duke Energy, Cinergy Corp., Deer Acquisition Corp. and Cougar Acquisition Corp., the registrant became a wholly-owned subsidiary of Duke Energy and converted its form of organization from a North

Carolina corporation to a North Carolina limited liability company and changed its name to Duke Power Company LLC (the “Merger Transactions”). The registrant’s Articles of Organization Including Articles of Conversion and Limited Liability Company Operating Agreement are attached hereto as Exhibits 3.1 and 3.2, respectively. As of April 3, 2006, the directors of the registrant are Thomas C. O’Connor, James L. Turner and Ellen T. Ruff.

Prior to the Merger Transactions, the registrant’s common stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange. The registrant has delisted its common stock from the New York Stock Exchange and on April 3, 2006, filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock under Section 12(g) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

9.01(a)	Financial Statements

None.

9.01(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2005 that give effect to the distribution of Duke Capital and its subsidiaries (including the operations of Duke Energy Merchants, LLC and Duke Energy Merchant Finance, LLC) to Duke Energy are attached hereto as Exhibit 99.1 and incorporated herein by reference.

9.01(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of May 8, 2005, as amended, by and among Duke Energy Corporation, Duke Energy Holding Corp., Cinergy Corp., Deer Acquisition Corp. and Cougar Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K of Duke Energy Corporation (Commission File Number 001-32853) filed on April 4, 2006).

Exhibit 3.1	Articles of Organization Including Articles of Conversion of Duke Power Company LLC.

Exhibit 3.2	Limited Liability Company Operating Agreement of Duke Power Company LLC.

Exhibit 99.1	Unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2005 that give effect to the distribution of Duke Capital and its subsidiaries (including the operations of Duke Energy Merchants, LLC and Duke Energy Merchant Finance, LLC) to Duke Energy.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE POWER COMPANY LLC

Date: April 7, 2006	By:	/s/ Myron L. Caldwell
	Name:	Myron L. Caldwell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of May 8, 2005, as amended, by and among Duke Energy Corporation, Duke Energy Holding Corp., Cinergy Corp., Deer Acquisition Corp. and Cougar Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K of Duke Energy Corporation (Commission File Number 001-32853) filed on April 4, 2006).

3.1	Articles of Organization Including Articles of Conversion of Duke Power Company LLC.

3.2	Limited Liability Company Operating Agreement of Duke Power Company LLC.

99.1	Unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2005 that give effect to the distribution of Duke Capital and its subsidiaries (including the operations of Duke Energy Merchants, LLC and Duke Energy Merchant Finance, LLC) to Duke Energy.